TRANSAMERICA SERIES TRUST
Supplement dated August 14, 2009 to the Prospectus and
Statement of Additional Information dated May 1, 2009, each as previously supplemented
* * *
Transamerica Legg Mason Partners All Cap VP
The following information supplements information concerning Transamerica Legg Mason Partners All Cap VP in the Prospectus and Statement of Additional Information:
The Board of Trustees of Transamerica Legg Mason Partners All Cap VP (the “Fund”) has approved changes to the Fund’s investment objective, strategies and principal risks, as well as the Fund’s name, effective on or about November 20, 2009. These changes do not require shareholder approval, and are described below. The Board has also approved a new investment sub-advisory agreement with Transamerica Investment Management, LLC (“TIM”) as the new sub-adviser for the Fund. The proposed change in sub-adviser requires shareholder approval, and Fund shareholders will receive proxy materials and will be asked to vote. Shares of the Fund are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.
In connection with the proposed change in sub-adviser for the Fund, the Fund will change its name from Transamerica Legg Mason Partners All Cap VP to Transamerica Focus VP, and there will be changes in the investment objective, strategies and policies of the Fund as described below. In addition to the principal risks to which the Fund is currently subject, the Fund’s revised investment objective and strategies may also subject the Fund to Short Sales risk, Fixed-Income Securities risk and Focused Investing risk, as described below. The Fund will no longer consider Preferred Stock risk or Convertible Securities risk to be principal risks. The changes to the Fund’s investment objective, strategies, policies and principal risks will only take place if shareholders approve the proposed change in sub-adviser.
The investment adviser of the Fund, Transamerica Asset Management, Inc., as well as the current investment advisory fee structure, will remain the same. The sub-classification of the Fund as a non-diversified company and its fundamental investment restrictions will also remain the same.
Assuming the shareholders approve the proposal to approve TIM as the new sub-adviser for the Fund, the following information will then apply to the Fund.
OBJECTIVE:
The investment objective of Transamerica Focus VP is to seek to maximize long-term growth.
PRINCIPAL STRATEGIES AND POLICIES:
     The Fund will seek to achieve its objective by investing primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The Fund will generally invest in domestic equity securities of any size. The Fund may also invest up to 10% of its assets in short sale positions.
     TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.
     TIM’s equity management team selects U.S. companies showing:
•	strong potential for shareholder value creation

•	high barriers to competition

•	solid free cash flow generating ability

•	excellent capital allocation discipline

•	experienced management aligned with shareholder interests
     TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

     Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
     In the event TIM is unable to identify sufficient investments that meet the Fund’s criteria, the Fund may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.
     The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
ADDITIONAL PRINCIPAL RISKS:
▪	Short Sales
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker/dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.
▪	Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
-	market risk: fluctuations in market value

-	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

-	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

-	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

-	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
▪	Focused Investing
To the extent the fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.
* * *
Investors Should Retain this Supplement for Future Reference

2